Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett
Mid Cap Stock Fund

For the period ended March 31, 2026

Schedule of Investments (unaudited)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2026

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.43%

COMMON STOCKS 99.43%

Banks 2.94%
Citizens Financial Group, Inc.	189,560	$11,367,913
East West Bancorp, Inc.	192,640	20,566,247
Total		31,934,160

Beverages 3.56%
Carlsberg AS Class B(a)	174,363	21,661,876
Coca-Cola Consolidated, Inc.	89,030	17,070,612
Total		38,732,488

Biotechnology 3.09%
United Therapeutics Corp.*	56,646	33,589,945

Building Products 2.60%
Allegion PLC (Ireland)(b)	111,632	16,219,014
Lennox International, Inc.	25,925	12,032,570
Total		28,251,584

Capital Markets 4.16%
Affiliated Managers Group, Inc.	58,930	16,305,931
SEI Investments Co.	223,260	17,519,212
TPG, Inc.	282,305	11,436,176
Total		45,261,319

Chemicals 3.75%
Avient Corp.	299,626	10,876,424
Element Solutions, Inc.	360,720	12,314,981
LyondellBasell Industries NV Class A	217,856	17,550,479
Total		40,741,884

Construction & Engineering 3.06%
AECOM	203,700	17,277,834
EMCOR Group, Inc.	21,620	15,962,262
Total		33,240,096

Construction Materials 1.04%
CRH PLC (Ireland)(b)	107,209	11,269,810
Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 1.33%
BJ’s Wholesale Club Holdings, Inc.*	147,004	$14,468,134

Electric: Utilities 6.10%
Entergy Corp.	232,018	26,069,543
FirstEnergy Corp.	422,737	21,415,856
IDACORP, Inc.	132,070	18,882,048
Total		66,367,447

Electronic Equipment, Instruments & Components 10.79%
Belden, Inc.	118,465	13,603,336
Jabil, Inc.	61,240	16,267,181
Keysight Technologies, Inc.*	104,863	29,610,165
Littelfuse, Inc.	58,310	19,787,499
TD SYNNEX Corp.	103,326	17,432,129
Teledyne Technologies, Inc.*	34,100	20,630,841
Total		117,331,151

Energy Equipment & Services 1.30%
Halliburton Co.	362,330	14,127,247

Ground Transportation 2.13%
Landstar System, Inc.	144,812	23,214,812

Health Care Providers & Services 3.29%
Cencora, Inc.	46,178	14,506,357
Labcorp Holdings, Inc.	79,783	21,286,902
Total		35,793,259

Hotels, Restaurants & Leisure 2.76%
Expedia Group, Inc.	71,440	16,494,782
Yum! Brands, Inc.	87,340	13,579,623
Total		30,074,405

Household Durables 1.01%
TopBuild Corp.*	31,211	10,964,424

Insurance 10.20%
Aon PLC Class A (United Kingdom)(b)	66,637	21,509,091
Arch Capital Group Ltd.*	176,251	16,918,333

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2026

Investments	Shares	Fair Value
Insurance (continued)
Arthur J Gallagher & Co.	54,395	$11,780,869
Assurant, Inc.	99,370	21,643,780
RenaissanceRe Holdings Ltd.	43,294	12,868,276
White Mountains Insurance Group Ltd.	11,943	26,238,293
Total		110,958,642

Life Sciences Tools & Services 3.00%
Agilent Technologies, Inc.	96,928	11,047,853
IQVIA Holdings, Inc.*	126,463	21,567,000
Total		32,614,853

Machinery 5.65%
Lincoln Electric Holdings, Inc.	59,420	14,800,333
Middleby Corp.*	118,574	15,720,541
Mueller Industries, Inc.	142,490	15,787,892
Parker-Hannifin Corp.	16,929	15,155,518
Total		61,464,284

Media 0.95%
Nexstar Media Group, Inc.	57,240	10,350,709

Metals & Mining 1.74%
Steel Dynamics, Inc.	105,160	18,928,800

Multi-Utilities 2.04%
CMS Energy Corp.	286,075	22,193,699

Oil, Gas & Consumable Fuels 6.46%
Expand Energy Corp.	184,330	20,235,747
Permian Resources Corp. Class A	1,455,489	31,031,026
Williams Cos., Inc.	261,420	19,026,148
Total		70,292,921

Pharmaceuticals 1.53%
Teva Pharmaceutical Industries Ltd. ADR*	551,841	16,621,451

Professional Services 2.81%
CACI International, Inc. Class A*	37,124	20,190,630
Maximus, Inc.	161,924	10,379,328
Total		30,569,958
Investments	Shares	Fair Value
Real Estate Management & Development 1.76%
CBRE Group, Inc. Class A*	141,516	$19,169,757

Semiconductors & Semiconductor Equipment 3.76%
Silicon Motion Technology Corp. ADR	364,620	40,943,180

Specialty Retail 4.33%
Dick’s Sporting Goods, Inc.	118,990	23,594,527
Ross Stores, Inc.	108,670	23,541,182
Total		47,135,709

Trading Companies & Distributors 2.29%
AerCap Holdings NV (Ireland)(b)	181,927	24,956,746
Total Common Stocks (cost $846,662,501)		1,081,562,874

	Principal Amount

SHORT-TERM INVESTMENTS 0.45%

REPURCHASE AGREEMENTS 0.45%
Repurchase Agreement dated 3/31/2026, 3.250% due 4/1/2026 with Fixed Income Clearing Corp. collateralized by $4,979,200 of U.S. Treasury Note at 4.375% due 7/15/2027 value: $5,056,451; proceeds: $4,957,701 (cost $4,957,254)	$4,957,254	4,957,254
Total Investments in Securities 99.88% (cost $851,619,755)		1,086,520,128
Other Assets and Liabilities – Net 0.12%		1,256,668
Net Assets 100.00%		$1,087,776,796

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT MID CAP STOCK FUND, INC. March 31, 2026

The following is a summary of the inputs used as of March 31, 2026 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$17,070,612	$21,661,876	$–	$38,732,488
Construction Materials	–	11,269,810	–	11,269,810
Remaining Industries	1,031,560,576	–	–	1,031,560,576
Short-Term Investments
Repurchase Agreements	–	4,957,254	–	4,957,254
Total	$1,048,631,188	$37,888,940	$–	$1,086,520,128

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for

Notes to Schedule of Investments (unaudited)(continued)

disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

If applicable, a summary of inputs used in valuing the Fund’s investments as of March 31, 2026 and Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2026, the Fund did not have any securities on loan.

QPHR-MIDCAP-1Q

(05/26)